Exhibit 99.1

CDL MEDICAL TECHNOLOGIES, INC.

AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

AND SUPPLEMENTARY INFORMATION

Years Ended December 31, 2002, 2001 and 2000

To the Board of Directors and Stockholders

CDL Medical Technologies, Inc.

Wexford, Pennsylvania

Independent Auditor’s Report

We have audited the accompanying consolidated balance sheets of CDL Medical Technologies, Inc. (an S corporation) and Subsidiary as of December 31, 2002, 2001 and 2000 and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Companies’ management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CDL Medical Technologies, Inc. and Subsidiary at December 31, 2002, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Herbein + Company, Inc.
Pittsburgh, Pennsylvania
June 5, 2003

CDL MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	December 31
	2002	2001	2000
ASSETS

CURRENT ASSETS
Cash	$1,936,252	$1,175,271	$122,893
Accounts receivable, net	3,181,869	2,759,577	1,303,873
Investment securities, available for sale	2,012,036	666,530	557,128
Prepaid expenses	32,539	27,026	19,731
Advances to stockholders	0	9,441	27,465
Due from affiliated Partnership (RCA/CDL)	0	0	55,414

TOTAL CURRENT ASSETS	7,162,696	4,637,845	2,086,504

PROPERTY AND EQUIPMENT
Land	3,000	3,000	0
Building and improvements	108,853	88,624	0
Equipment and vehicles - owned	13,851,138	4,194,570	3,971,836
Equipment and vehicles - capital lease	14,411,849	19,756,412	6,255,730
Office furniture	59,052	29,630	16,729
	28,433,892	24,072,236	10,244,295
Accumulated depreciation	(8,230,765)	(6,343,279)	(3,594,230)
	20,203,127	17,728,957	6,650,065
Equipment deposits	145,173	2,141,243	395,890

NET PROPERTY AND EQUIPMENT	20,348,300	19,870,200	7,045,955

OTHER ASSETS
Note receivable from affiliate (including accrued interest of $15,757 in 2002)	771,892	0	0
Investment in affiliated Partnerships	2,970	3,150	100,279
Customer based intangible assets, net of amortization (2002 - $676,154; 2001 - $235,899; 2000 - $28,003)	14,002	473,757	42,004
Loan origination fees, net of amortization (2002 - $10,778; 2001 - $17,519; 2000 - $19,970)	972	9,124	16,389
Security deposits	6,907	6,907	5,496

TOTAL OTHER ASSETS	796,743	492,938	164,168

TOTAL ASSETS	$28,307,739	$25,000,983	$9,296,627

See accompanying notes.

	December 31
	2002	2001	2000
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$556,589	$455,961	$132,268
Accounts payable to affiliated Partnership (RCA/CDL)	0	0	9,894
Accrued wages	349,391	213,044	94,247
Sales tax payable	6,985	7,969	439
Corporate taxes	26,195	6,043	4,068
Accrued profit sharing contribution	41,359	37,278	20,310
Stockholders’ distributions payable:
Tax	514,656	0	0
Other	2,000,000	0	0
Due to RCA	0	372,653	0
Investment margin account	0	120,781	161,853
Current portion of capital lease obligations	3,058,392	4,308,252	1,148,138
Current portion of long-term debt	3,179,254	683,991	498,377

TOTAL CURRENT LIABILITIES	9,732,821	6,205,972	2,069,594

NONCURRENT LIABILITIES
Capital lease obligations	9,049,112	15,827,174	4,787,714
Long-term debt	6,530,904	421,505	890,615
Accrued rent	0	0	107,161

TOTAL NONCURRENT LIABILITIES	15,580,016	16,248,679	5,785,490

TOTAL LIABILITIES	25,312,837	22,454,651	7,855,084

STOCKHOLDERS’ EQUITY
Common stock	100	100	100
Additional paid-in capital	119,781	119,781	119,781
Retained earnings	3,677,870	2,938,999	1,911,269
Accumulated other comprehensive loss	(802,849)	(512,548)	(589,607)

TOTAL STOCKHOLDERS’ EQUITY	2,994,902	2,546,332	1,441,543

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$28,307,739	$25,000,983	$9,296,627

CDL MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

Year Ended December 31	2002	2001	2000

OPERATING REVENUE
Rental	$14,143,676	$8,989,751	$4,526,325
PET revenue	4,694,387	1,347,337	0
Nuclear imaging revenue	1,051,024	906,132	1,071,304
Training revenue	7,600	8,500	19,500
Nuclear office rental	2,013,379	1,223,005	961,070
	21,910,066	12,474,725	6,578,199

OTHER REVENUE
Commissions and other	69,793	37,131	179,217
Management fees	0	159,390	132,780

TOTAL REVENUE	21,979,859	12,671,246	6,890,196

OPERATING EXPENSES
Depreciation	6,244,433	3,412,645	1,736,125
Salaries and wages	4,295,616	2,514,245	1,505,162
Medical supplies	1,736,620	910,144	462,276
Repairs and maintenance	1,669,729	973,286	613,797
Vehicles	493,347	379,259	212,663

Amortization	448,407	215,161	22,062
Bad debt expense	406,449	0	2,225
Outside service	384,640	358,780	179,041
Payroll taxes	336,611	210,210	116,772
Travel, meals and entertainment	258,356	157,263	89,059

Employee benefits	228,827	142,636	111,992
Insurance	194,104	144,532	59,638
Rent	167,830	137,100	82,576
Office operations	167,441	71,400	35,699
Taxes and licenses	166,933	174,907	88,443

Commissions	126,653	0	500
Telephone	115,156	87,567	52,869
Equipment rental	62,660	284,579	536,109
Accounting	57,125	40,902	28,981
Retirement plan contribution	41,359	25,655	20,310

Advertising	32,947	39,014	25,826
Utilities	30,332	18,102	13,003
Consulting fees	14,803	8,750	5,250
Legal	7,381	10,953	8,695
Equipment transport and placement	858	31,113	71,742

Other	71,477	39,614	53,858
	17,760,094	10,387,817	6,134,673
INCOME FROM OPERATIONS	4,219,765	2,283,429	755,523

OTHER INCOME (EXPENSES)
Gain on conversion of capital lease obligations	883,376	0	0
Gain (loss) on sale of assets	(167,370)	115,813	67,845
Realized loss on investment securities	(781)	(282,513)	(103,146)
Interest and dividends	68,446	18,519	33,457
Equity in income (loss) of affiliated Partnerships	(180)	222,392	253,175
Interest expense	(1,434,178)	(1,089,108)	(502,593)
	(650,687)	(1,014,897)	(251,262)

INCOME BEFORE INCOME TAXES	3,569,078	1,268,532	504,261

INCOME TAXES, at corporate level	0	0	0

NET INCOME	$3,569,078	$1,268,532	$504,261

See accompanying notes.

CDL MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

Year Ended December 31	2002	2001	2000

NET INCOME	$3,569,078	$1,268,532	$504,261

OTHER COMPREHENSIVE INCOME
Unrealized gain (loss) on securities held available for sale	(290,301)	77,059	(918,256)

COMPREHENSIVE INCOME	$3,278,777	$1,345,591	$(413,995)

See accompanying notes.

CDL MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

Year Ended December 31	2002	2001	2000

COMMON STOCK, $1 par value, 100 shares authorized, issued and outstanding	$100	$100	$100

ADDITIONAL PAID-IN CAPITAL	$119,781	$119,781	$119,781

RETAINED EARNINGS
Balance at beginning of year, as previously reported	$2,938,999	$1,911,269	$1,799,494
Prior period adjustment-error in revenue and expense cut off in 1999, net	0	0	(68,629)
At beginning of year, as restated	2,938,999	1,911,269	1,730,865
Net income	3,569,078	1,268,532	504,261
Stockholders’ distributions declared and/or paid	(2,830,207)	(240,802)	(323,857)

RETAINED EARNINGS AT END OF YEAR	$3,677,870	$2,938,999	$1,911,269

ACCUMULATED OTHER COMPREHENSIVE LOSS
Unrealized holding gain (loss) at beginning of year	$(512,548)	$(589,607)	$328,649
Current year unrealized holding gain (loss) on securities held available for sale	(290,301)	77,059	(918,256)

BALANCE AT END OF YEAR	$(802,849)	$(512,548)	$(589,607)

TOTAL STOCKHOLDERS’ EQUITY	$2,994,902	$2,546,332	$1,441,543

See accompanying notes.

CDL MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

Year Ended December 31	2002	2001	2000

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,569,078	$1,268,532	$504,261
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation	6,244,433	3,412,645	1,736,125
Amortization	448,407	215,161	22,062
Gain on conversion of capital lease obligations	(883,376)	0	0
(Gain) loss on sale of assets	167,370	(115,813)	(67,845)
Accrued interest due from affiliate	(15,757)	0	0
Realized loss on sale of investment securities	781	282,513	103,146
Noncash investment fees	3,098	11,777	40,100
Equity in (income) loss of affiliated Partnerships	180	(222,392)	(253,175)
Accrued rent	0	(107,161)	34,295
Changes in:
Accounts receivable, net	(422,292)	(1,049,912)	(377,024)
Other current assets	(5,514)	2,223	(10,436)
Accounts payable	100,628	241,059	24,934
Other current liabilities	159,595	95,024	40,004
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	9,366,631	4,033,656	1,796,447

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of investment securities	(1,729,974)	(158,671)	(218,812)
Proceeds from sale of investments	77,229	0	48,898
Proceeds from sale of assets	7,569	2,095,301	315,373
Advances (note receivable) issued to affiliate	(756,135)	0	0
Cash paid for acquisition of Partnership assets (RCA/CDL)	(353,153)	0	0
Change in deposits	(152,222)	(595,796)	(361,376)
Distributions received from affiliate	0	280,000	255,000
Net cash received in acquisition of Partnership assets (RCA/CDL)	0	11,012	0
Customer based intangible assets	0	(4,702)	0
Investment in affiliated Partnership (LSW)	0	(3,204)	0
Additions to property and equipment:
Land	0	(3,000)	0
Building and improvements	(20,230)	(88,624)	0
Equipment and vehicles - owned	(387,694)	(557,643)	(91,263)
Office furniture	(20,219)	(8,767)	(8,348)
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(3,334,829)	965,906	(60,528)

See accompanying notes.

CDL MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED

Year Ended December 31	2002	2001	2000

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of margin account	(107,721)	(200,110)	(450,000)
Loan origination fee paid	0	0	(7,800)
Additional borrowings on long-term debt	313,644	0	0
Additional amounts due on refinanced capital leases	37,092	0	0
Scheduled repayments of long-term debt	(1,389,650)	(649,301)	(694,682)
Scheduled repayments of capital lease obligations	(3,818,076)	(2,866,071)	(599,903)
Stockholders’ distributions paid	(306,110)	(231,702)	(355,667)
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(5,270,821)	(3,947,184)	(2,108,052)

NET INCREASE (DECREASE) IN CASH	760,981	1,052,378	(372,133)

CASH AT BEGINNING OF YEAR	1,175,271	122,893	495,026

CASH AT END OF YEAR	$1,936,252	$1,175,271	$122,893

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$1,430,085	$1,077,331	$462,493

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Purchases of securities on margin account	$15,160	$1,260,556	$4,634,299
Proceeds from sale of securities applied to margin account	(31,318)	(1,104,371)	(4,348,436)
Net Noncash Increase (Decrease) in Margin Account	$(16,158)	$156,185	$285,863

Unrealized holding gain (loss) on securities held available for sale	$(290,301)	$77,059	$(918,256)

Stockholders’ distributions accrued	$2,514,656	$0	$0
Acquisition of equipment and vehicle:
Capital lease obligations	$3,135,906	$15,496,813	$3,802,473
Long-term debt	2,163,283	46,702	43,628
Applied deposits	2,148,293	0	240,510
	$7,447,482	$15,543,515	$4,086,611

See accompanying notes.

CDL MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED

Year Ended December 31	2002	2001	2000

Note payable incurred to refinance former capital leases	$7,517,832	$0	$0

Stockholders’ distributions and investment margin payments offset by stockholder advances	$9,441	$18,024	$0

Capital lease obligation incurred for the acquisition of equipment deposits	$0	$0	$32,875

Repayment of capital lease obligation with lease deposit	$0	$0	$48,846

Note payable issued for the purchase of Boyce Technology Associates’ assets:
Customer based intangible assets	$0	$305,529	$0
Vehicle	0	11,000	0
Office furniture	0	2,575	0
Total Assets Purchased	0	319,104	0
Less: Debt assumed	0	(4,995)	0
Note Payable Issued	$0	$314,109	$0

Transfer of net assets from RCA/CDL Imaging Services on liquidation of Partnership:
Assets:
Net cash	$0	$11,012	$0
Accounts receivable	0	350,378	0
Equipment	0	1,394,932	0
Customer based intangible assets	0	329,417	0
Other current assets	0	21,457	0
Total Assets	0	2,107,196	0

Liabilities:
Due to RCA	0	(372,653)	0
Capital lease obligation	0	(1,568,832)	0
Accounts payable	0	(72,740)	0
Other current liabilities	0	(50,246)	0
Total Liabilities	0	(2,064,471)	0
Net Assets Acquired	$0	$42,725	$0

See accompanying notes.

CDL MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2002, 2001 and 2000

CDL Medical Technologies, Inc. (an S Corporation) is engaged in the business of renting medical scanning equipment and providing various other services to hospitals and physicians in the Northeastern United States.

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates:

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses.  Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements.  Accordingly, upon settlement, actual results may differ from estimated amounts.

Principles of Consolidation:

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, CDL Medical, LLC, whose only asset is a 1% general partner interest in LSW Emerald Limited Partnership described in Note E.  All significant inter-company balances and transactions have been eliminated.

Reserve for Uncollectible Amounts:

Two segments of the Company’s business are used to perform nuclear imaging services/PET scanning for various health providers.  The collection experience on these services are approximately 50% throughout the years ended December 31, 2002, 2001 and 2000, due to third party billing arrangements.  Accordingly, the Company’s policy is to provide a 50% reserve (December 31, 2002 - $1,344,918; 2001 - $740,631; 2000 - $382,348).

The reserve for uncollectible amounts on the remaining receivables (those not covered by third party billing arrangements) is $85,219, $0 and $0 at December 31, 2002, 2001 and 2000, respectively.

Property and Equipment:

Property and equipment are stated at cost.  Major renewals and betterments are capitalized while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed currently.  When an asset is disposed of, the asset and related allowance for depreciation are eliminated and any gain or loss on the transaction is included in income.

Depreciation:

Depreciation is computed using accelerated methods (income tax methods) based upon the following useful lives:

Building and improvements	15 to 39 years
Equipment and vehicles - owned	5 to 7 years
Equipment and vehicles - capital lease	5 to 7 years
Office furniture	5 to 7 years

Given the nature of the Company’s operations, it is management’s opinion that these accelerated methods result in the materially accurate depreciation of asset costs over their respective economic lives.

Customer Based Intangible Assets and Loan Origination Fees:

These definite life intangible assets are stated at cost and are being amortized as follows using the straight-line method:  Loan origination fees - over the term of the related loans; Customer based intangible assets arising from purchase method business combinations and the purchase of service contracts – over the average life of the contracts (2 years).  Estimated aggregate amortization is as follows for the next twelve months ending December 31:

2003	$14,935
2004	39
$14,974

Non-Direct Advertising Costs:  Advertising costs are non-direct response and expensed when they are incurred.  Total net advertising costs incurred were $32,947, $39,014 and $25,826 for the years ended December 31, 2002, 2001 and 2000, respectively.

NOTE B - CASH

At various times throughout 2002, 2001 and 2000, the Company maintained deposits with a regional bank which exceeded the federally insured limit of $100,000.

NOTE C - INVESTMENT SECURITIES, AVAILABLE FOR SALE

The Company’s investment securities are categorized as “available for sale” securities and are stated at market value.  The Company’s portfolio is summarized as follows:

Investments at December 31, 2002:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Market Value

Equity securities	$1,852,556	$46,456	$(831,226)	$1,067,786
Corporate bonds	48,265	7,485	0	55,750
Municipal bonds	914,064	266	(25,830)	888,500
Total Available for Sale Securities	$2,814,885	$54,207	$(857,056)	$2,012,036

Tax amortized cost and fair value of investments in debt securities (corporate and municipal bonds) at December 31, 2002, by contractual maturity, were as follows:

	Cost	Fair Value

Due in 5-10 years	$33,859	$40,750
Due after 10 years	928,470	903,500
Total Investments on Debt Securities	$962,329	$944,250

Investments at December 31, 2001:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Market Value

Equity securities	$1,179,078	$62,601	$(575,149)	$666,530
Corporate bonds	0	0	0	0
Municipal bonds	0	0	0	0
Total Available for Sale Securities	$1,179,078	$62,601	$(575,149)	$666,530

Investments at December 31, 2000:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Market Value

Equity securities	$1,146,735	$46,313	$(635,920)	$557,128
Corporate bonds	0	0	0	0
Municipal bonds	0	0	0	0
Total Available for Sale Securities	$1,146,735	$46,313	$(635,920)	$557,128

Changes in the carrying value of investment securities are accounted for as unrealized gains or losses within the equity section of the Company’s consolidated balance sheets, while a realized gain or loss is reported on the actual sale of an investment security using the average cost method.  Accordingly, stockholders’ equity on the consolidated balance sheets reflects a net unrealized holding loss of $802,849, $512,548 and $589,607 at December 31, 2002, 2001 and 2000, respectively.

During 2002, 2001 and 2000, sales proceeds and gross realized gains and losses on securities classified as available for sale were:

	2002	2001	2000

Sales proceeds	$108,547	$1,104,371	$4,397,336

Gross realized losses	$(2,866)	$(294,146)	$258,623
Gross realized gains	2,085	11,633	(155,477)
Net Realized Loss	$(781)	$(282,513)	$(103,146)

As of December 31, 2002, 2001 and 2000, approximately 9%, 37% and 46%, respectively, of the Company’s investment portfolio is concentrated in information technology/internet investments and approximately 44%, 0% and 0% is concentrated in tax-free municipal bonds, respectively.

The investment margin account (classified as a current liability on the respective consolidated balance sheets) is utilized when buying and selling investment securities.  As of December 31, 2002, 2001 and 2000, the margin account carries no personal guarantee.

NOTE D - INCOME TAXES

The Company, with the consent of its stockholders, has elected not to be subject to federal or Pennsylvania corporate income taxes under respective Subchapter S elections.  In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company’s income.  Therefore, no provision or liability for federal or state income taxes has been included in the consolidated financial statements.

Under the provisions of the Company’s S elections, tax-free distributions to stockholders from their Accumulated Adjustments Account (AAA) are permitted to the extent that undistributed funds are available.  As of December 31, 2002, 2001 and 2000, the Company has an AAA balance of approximately $653,000, $0 and $795,000, respectively.

It is the Company’s policy to distribute sufficient funds to its stockholders to meet any individual income tax requirements resulting from the S elections.  As a result, distributions aggregating $514,656, $0 and $0 have been accrued at December 31, 2002, 2001 and 2000, respectively.

NOTE E - INVESTMENTS IN AFFILIATES

RCA/CDL Imaging Services:

RCA/CDL Imaging Services was a partnership in which the Company and Radiology Consultants Association (RCA) held partnership interests of 49% and 51%, respectively.  As of the close of business on December 31, 2001, the Company purchased RCA’s 51% interest for $372,653, which is included in current liabilities on the balance sheet at December 31, 2001.  Subsequent to December 31, 2001, this amount was adjusted down to $353,153.  As a result, the Partnership was terminated and all existing balance sheet accounts of the Partnership were combined with those of the Company as presented on the Statements of Cash Flows (see Noncash Activities).  Since the acquisition occurred on the last day of the Company’s 2001 fiscal year, the 2001 and 2000 operating results of RCA/CDL Imaging Services were not included in the December 31, 2001 and 2000 Consolidated Statements of Income.

The change in the Company’s recorded amount of investment in RCA/CDL Imaging Services at December 31, 2001 and 2000 is summarized as follows:

	December 31
	2001	2000

Carrying value of investment at beginning of the year	$100,279	$102,104
Pro rata share of Partnership net income for the year ended December 31, 2001 and 2000	222,446	253,175
Partner distributions	(280,000)	(255,000)
Elimination of investment from termination of Partnership	(42,725)	0
Investment in RCA/CDL at December 31, 2001 and 2000	$0	$100,279

Formerly, the carrying value of the investment approximated the Company’s 49% share of the underlying capital of the Partnership.  As a general partner, the Company was obligated to provide financial support to the Partnership.  The Company did apply the equity method of accounting to reflect the investment in this Partnership.

Transactions between the Partnership and the Company were limited to activities in the normal course of business.  Transactions and outstanding balances between the Partnership and the Company as of December 31, 2001 and 2000 were as follows:

	December 31
	2001	2000

Rental income from Partnership for use of equipment	$551,733	$245,900

Rent expense for use of Partnership equipment	$94,083	$7,708

Wage expense for use of Partnership employees	$230,967	$76,647

Payment of interest to Company	$0	$319

Accounts receivable from Partnership for use of equipment	$0	$31,589

Accounts payable to Partnership for use of:
Equipment	$0	$5,400
Employees	0	4,494
Total	$0	$9,894

Charge to Partnership for use of Company employees	$24,461	$0

In October 1999, the Partnership agreed to rent (on a day-to-day basis) a MRI unit from CDL for $3,000 per day ($4,000 per day as of January 1, 2001) through November 2, 2003 (original termination date of the Partnership), on an as needed/available basis.  Total rental income for the use of CDL’s MRI unit for the years ended December 31, 2001 and 2000 is $551,733 and $245,900, respectively.  As of December 31, 2001 and 2000, $0 and $31,589, respectively, of such rent remains unpaid and is included in “Due from affiliated Partnership (RCA/CDL)” on the consolidated balance sheets.

The Partnership agreement provided for management fees to be paid to the Company for services performed by the Company personnel and for expenses incurred by the Company on behalf of the Partnership.  These fees totaled $159,390 and $132,780 for the years ended December 31, 2001 and 2000, respectively.  As of December 31, 2001 and 2000, $0 and $23,825, respectively, of such fees remain unpaid and are included in “Due from affiliated Partnership (RCA/CDL)” on the consolidated balance sheets.

Following is a summary of financial position and results of operations of RCA/CDL Imaging Services as derived from audited financial statements for the years ended December 31, 2001 and 2000:

	December 31
	2001	2000

Total Assets	$1,871,661	$2,492,737

Liabilities and Partners’ Capital:
Total liabilities	$1,785,700	$2,291,668
Partners’ capital	85,961	201,069
Total Liabilities and Partners’ Capital	$1,871,661	$2,492,737

Total Revenues	$3,187,808	$2,655,583

Net Income	$444,892	$506,350

CDL Medical LLC:

During the year ended December 31, 2001, the Company created a subsidiary single member LLC (CDL Medical LLC), which is a 1% General Partner in LSW Limited Partnership (LSW) also of common ownership.  LSW has a 15% (non-controlling) interest in Emerald Suites, LLC, which builds, owns and rents commercial real estate (including CDL Medical Technologies, Inc.’s current office space).  The recorded amount of the investment at December 31, 2002, 2001 and 2000 is summarized as follows:

	December 31
	2002	2001

Investment in affiliate at beginning of the year	$3,150	$0

Initial investment in Partnership	0	3,204

Pro rata share of Partnership net loss from February 12, 2001 (date of inception) through December 31, 2001 and for the year ended December 31, 2002, respectively.	(180)	(54)
Investment in Affiliate at End of Year	$2,970	$3,150

The carrying value of the investment approximated the Company’s 1% share of the underlying capital of the Partnership.  As a general partner, the Company is obligated to provide financial support to the Partnership.  The Company did apply the equity method of accounting to reflect the investment in this Partnership.

The financial position and results of operations of LSW Emerald Limited Partnership for the initial period ended December 31, 2001 and for the year ended December 31, 2002 are not herein presented, nor are they deemed significant to these consolidated financial statements.

NOTE F – NOTE RECEIVABLE FROM AFFILIATE

At various times throughout 2002, the Company advanced monies to a related party (affiliated through common ownership).  The loan agreement provides for interest to accrue at 6% per annum.  As of December 31, 2002, the affiliate was in technical default of the loan agreement because no payments of principal or interest had been made.  Therefore, as of December 31, 2002, the note ($756,135) and accrued interest ($15,757) have been classified as an other asset on the consolidated balance sheets.  The note is personally guaranteed by the Company’s majority stockholder and his spouse (70%) and by a stockholder of the affiliated company and his spouse (30%).

NOTE G – ACQUISITION OF ASSETS

During March 2001, the Company completed a transaction whereby certain assets of Boyce Technology Associates, Inc. were purchased.  The assets purchased totaled $319,104 (see Statements of Cash Flows/Noncash Activities for assets purchased, debt assumed and note payable issued in connection with this transaction).

NOTE H - LONG-TERM DEBT

Long-term debt outstanding is summarized as follows:

				December 31
				2002	2001	2000

The Company has several notes payable to PNC Bank, N.A. related to various equipment purchases.  All notes are secured by the related equipment and personally guaranteed by the President/majority stockholder of the Company.

Original Loan Amount	Monthly Payment	Interest Per Annum	Maturity Date

$85,000	$2,109	8.75%	March 2001	$0	$0	$6,254
35,000	873	9.00%	September 2001	0	0	7,556
16,600	482	9.00%	April 2001	0	0	1,436
16,000	332	8.70%	March 2001	0	0	1,130
100,000	2,481	8.60%	June 2002	0	12,023	39,432
1,500,000	30,945	8.60%	July 2003	211,532	548,075	856,605
300,000	6,005	7.35%	December 2003	68,931	133,156	192,802
38,000	762	7.45%	January 2004	9,438	17,533	25,042
228,000	4,600	7.65%	February 2004	61,060	109,434	154,207
68,000	1,374	7.85%	January 2004	23,335	37,451	50,490
				374,296	857,672	1,334,954

Note payable to BMW Financial Services N.A., LLC in the original amount of $43,629. The agreement provides for monthly payments of $1,023, including interest at 5.9%. The note is secured by the vehicle purchased and is scheduled to mature in March 2004.				14,749	25,794	36,208

Note payable to GMAC in the original amount of $4,995. The agreement provides for monthly payments of $468, including interest at 5.9%. The note was secured by the vehicle purchased and matured in February 2002. This note was assumed in the asset purchase described in Note G.				0	928	0

Notes payable (3 at December 31, 2002 and 2 at December 31, 2001) to Chrysler Financial in the original aggregate amount of $58,351 and $29,369, respectively. The agreements provide for monthly payments aggregating $1,385 and $902, respectively, including interest at 8.79%, 3.9% and 0%. These notes are secured by the vehicles purchased and are scheduled to mature in August 2007.				61,151	42,622	0

	December 31
	2002	2001	2000
Note payable to Boyce Technology Associates, Inc. for the purchase of its business assets (see Note G). The agreement provides for monthly payments of $20,000, including interest at 8.00%. The note was secured by the business assets purchased and matured in September 2002.	0	169,434	0

Notes payable (2) to Ford Motor Credit in the original amount of $80,244. The agreements provide for monthly payments of $1,973, including interest at .9% and 0%. These notes are secured by the vehicles purchased and are scheduled to mature in July 2006.	63,987	0	0

Note payable to Laurel Capital Corporation in the original amount of $2,053,835. This note provides for monthly principal payments of $34,231, plus interest at the prime rate plus .5% (4.75% at December 31, 2002). This note is secured by medical equipment and vehicles purchased, is personally guaranteed by the President of the Company and is scheduled to mature in August 2007.	1,951,143	0	0

Note payable to Laurel Capital Corporation in the original amount of $7,517,833. This note was incurred to refinance former capital lease obligations (8) with Laurel Capital Corporation (see Note I). The note provides for monthly principal payments of $187,946, plus interest at the prime rate plus .5% (4.75% at December 31, 2002). This note is secured by the related medical equipment and vehicles, is personally guaranteed by the President of the Company and is scheduled to mature in January 2006.	6,953,995	0	0

Note payable to Siemens Financial Services, Inc. in the original amount of $313,195. The note provides for monthly payments of $6,139, including interest at 6.6%. This note is secured by the mobile trailer purchased and is scheduled to mature in April 2007.	290,837	0	0

	December 31
	2002	2001	2000
Note payable to Ford Motor Credit in the original amount of $34,656. The agreement provides for monthly payments of $766, including interest at 2.9% per annum. The note was secured by the vehicle purchased and matured in December 2002.	0	9,046	17,830
	9,710,158	1,105,496	1,388,992
Portion payable within one year and classified as current.	(3,179,254)	(683,991)	(498,377)
Total Long-Term Debt	$6,530,904	$421,505	$890,615

The loan agreements with PNC Bank contained various financial covenants that were to be maintained by the Company, one of which (total liabilities to tangible net worth) the Company was in violation of as of December 31, 2000.  PNC Bank waived the violated covenant in a letter dated April 10, 2001.  In subsequent years, all loan covenants were eliminated.

Future maturities of long-term debt are as follows for the years ended December 31:

2003	$3,179,254
2004	2,785,209
2005	2,758,424
2006	685,337
2007	301,934
$9,710,158

NOTE I –CAPITAL LEASE OBLIGATIONS

Capital lease obligations are summarized as follows:

				December 31
				2002	2001	2000

The Company has several capital lease obligations (8) for various mobile and nuclear equipment with Laurel Capital Corporation, which were refinanced through long-term debt obligations with the same entity (see Note H).  This conversion resulted in a net gain of $883,376, which is reflected in other income (expense) on the Consolidated Statements of Income.  All capital lease obligations were personally guaranteed by the President/majority stockholder of the Company.

Monthly Payment		Interest Per Annum	Maturity Date	December 31
				2002	2001	2000

$49,449		9.2%	December 2004	$0	$1,550,314	$1,979,279
4,026		8.7%	November 2004	0	127,169	162,724
43,375		9.6%	November 2005	0	1,723,880	2,061,461
43,371		8.8%	February 2006	0	1,811,746	0
6,869		8.2%	August 2006	0	318,745	0
7,890		9.6%	October 2005	0	308,204	370,103
34,891		8.5%	March 2006	0	1,489,069	0
29,760		8.4%	April 2006	0	1,273,997	0
				0	8,603,124	4,573,567

Capital lease obligations (17) with GE Healthcare Financial Services for mobile MRI equipment, nuclear camera, PET equipment and vehicles.  All obligations are personally guaranteed by the President/majority stockholder of the Company.

Monthly Payment		Interest Per Annum	Maturity Date
$41,052		6.7%	December 2006	102,123	123,500	0
1,268		7.0%	December 2006	53,884	64,000	0
4,421		5.8%	December 2006	192,624	230,000	0
12,977		7.0%	December 2006	552,238	656,159	0
1,051		7.0%	December 2006	43,838	53,005	0
22,523		6.5%	November 2006	938,552	1,124,017	0
13,001		7.0%	December 2006	542,511	656,000	0
35,344	*	6.3%	October 2006	1,450,839	1,796,484	0
7,569		6.5%	December 2006	307,326	386,638	0
41,052		6.7%	December 2006	1,723,862	2,087,466	0
20,751		7.0%	December 2006	866,543	1,047,938	1,229,572
13,746		6.7%	July 2007	650,118	0	0
1,071		7.0%	January 2007	45,473	0	0
784		5.5%	December 2007	41,000	0	0
6,357		5.5%	December 2007	332,500	0	0
32,186		5.5%	December 2007	1,683,406	0	0
6,382		6.7%	July 2007	301,838	0	0
				9,828,675	8,225,207	1,229,572

* In February 2003, lease was assigned to Key Equipment Finance.

	December 31
	2002	2001	2000
Capital lease obligation for MRI units with monthly payments of $65,894, including interest at 7.36% per annum, through January 2004. This obligation was assumed in connection with the Company’s purchase of RCA/CDL described in Note E.	760,090	1,522,967	0

Capital lease obligation for MRI scanning equipment with monthly payments of $2,198, including interest at 9.91%, through November 2003. This obligation was assumed in connection with the Company’s purchase of RCA/CDL described in Note E.	23,018	45,865	0

Capital lease obligation for nuclear imaging camera with monthly payments of $3,951, including imputed interest at 7.8% per annum through March 2004.	52,718	94,263	132,713

Capital lease obligation for a mobile PET scanner with monthly payments of $32,221, including interest at 6.1% per annum through March 2007.	1,443,003	1,644,000	0
	12,107,504	20,135,426	5,935,852
Portion payable within one year and classified as current.	(3,058,392)	(4,308,252)	(1,148,138)
Long-Term Portion	$9,049,112	$15,827,174	$4,787,714

Future maturities of capital lease obligations are as follows for the years ending December 31:

2003	$3,854,646
2004	3,136,396
2005	3,058,649
2006	3,002,083
2007	710,554
13,762,328
Less amount representing interest	(1,654,824)
$12,107,504

The assets and liabilities under these capital leases are recorded at the present value of the minimum lease payments, which approximates their fair market value.  The assets are being depreciated at accelerated methods.

The aggregate net book value of the capital leases included on the consolidated balance sheets, are as follows:

	December 31
	2002	2001	2000

Equipment and vehicles	$14,411,849	$19,756,412	$6,255,730
Accumulated depreciation	(3,620,841)	(3,614,408)	(1,176,420)
Equipment deposits	0	2,086,004	0
	$10,791,008	$18,228,008	$5,079,310

NOTE J - OPERATING LEASE AGREEMENTS

The Company has entered into non-cancelable lease agreements for office space (3).  The leases are generally for terms of one to seven years.  All leases (other than those described in Note I) in effect at December 31, 2002, 2001 and 2000 have been accounted for as operating-type leases.

Future minimum lease payments are as follows for the years ended December 31:

Minimum Obligations

2003	$87,569
2004	68,233
2005	68,233
2006	68,232
2007	68,232
2008	56,860
$417,359

Rental expense aggregated approximately $230,000, $422,000 and $619,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

At December 31, 2000, the Company accrued rent expense of $107,161 (as shown in noncurrent liabilities on the respective consolidated balance sheet) to conform with Financial Accounting Standards Board’s (FASB) Technical Bulletin (FTB) 85-3.  This FTB provides that, for operating leases with scheduled rent increases over the lease term, rent expense should be recognized on a straight-line basis over the term of the lease.  This rent expense related to a lease for a MRI unit which was terminated during 2001.

NOTE K- RETIREMENT PLAN

The Company has adopted a 401(k) profit sharing retirement plan which covers all full-time employees that have attained age 21, with one or more years of service.  The Plan allows for discretionary matching contributions which are allocated to participant accounts on the last day of the Plan year based on the first 6% of salary deferrals elected by each eligible employee.  In addition, the Company can make discretionary contributions based on profitability.  For the years ended December 31, 2002, 2001 and 2000, the Company’s contribution was $41,359, $37,278 and $20,310, respectively, none of which was discretionary.

NOTE L - PRIOR-PERIOD ADJUSTMENTS

Retained earnings at the beginning of 2000 has been adjusted to correct a net error in the recognition of revenue and expense (cut-off) in 1999.  The error had no effect on net income for 2000.

NOTE M - COMMITMENTS

Accrued Dividend:

A dividend of $2,000,000 ($20,000 per share) was declared to all stockholders of record as of December 31, 2002, and is expected to be paid on or about June 30, 2003.

Equipment Service Contracts:

The Company has entered into various non-cancelable agreements (which are subject to amendment for the addition/deletion of specific covered units) with Marconi Medical Systems, CTI, Inc. and GE Medical Systems for the servicing and maintenance of their medical equipment.  The agreements are for various terms with monthly payments aggregating approximately $124,000.  These agreements expire between September 2004 and December 2007.

Equipment Deposits:

As of December 31, 2002, the Company has committed to purchase two new pieces of medical equipment for a total price of approximately $2,438,000.  The Company made down payments on the equipment which aggregated approximately $72,000, as of December 31, 2002.  This equipment was placed in service in March 2003 and financed via capital lease arrangements.

Sale of Business:

Late in 2002, the Company entered into a Letter of Intent Agreement with a publicly traded candidate for the purchase of the Company’s operating assets.  The due diligence and related negotiations for the proposed transaction remain in progress.